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                                                                       EXHIBIT A

                           [BOND, ANDIOLA & COMPANY]



                                                                   June 24, 1997



Securities and Exchange Commission
450 Fifth St.  N.W.
Washington, D.C. 20549

         Re:      MEHL/Biophile International Corporation



                  We were previously the principal accountant for MEHL/Biophile International Corporation (the "Company"). On June 23, 1997, our appointment as principal accountant was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated June 24, 1997 and we agree with such statements.


                                                         Very truly yours,



                                                         BOND, ANDIOLA & COMPANY